SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2018

Skinvisible, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-25911	88-0344219
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6320 South Sandhill Road Suite 10, Las Vegas, NV	89120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-433-7154

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement.

Merger Agreement

On March 26, 2018, Skinvisible, Inc. (“Parent”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Quoin Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Quoin Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”).

The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. At the effective time of the Merger, the issued and outstanding common shares of the Company (“Company Common Shares”) will automatically be converted into the right to receive approximately 72.5% of the outstanding equity of Parent (the “Merger Consideration”). Existing Parent shareholders will have a right to the remaining 27.5% of the outstanding equity of Parent, which is subject to diminution if certain indebtedness of Parent is not converted into Parent Common Stock.

Each of the Company, Parent, and Merger Sub has made various representations and warranties and agreed to certain covenants in the Merger Agreement. Parent also has agreed to other covenants in the Merger Agreement, including, without limitation, to cause a special meeting of Parent’s shareholders to be held as promptly as practicable to consider and approve the Merger Agreement and the Merger, along with the issuance of the shares of Parent Common Stock in connection with the Merger and a Charter Amendment, including a name change and reverse stock split, and to file a proxy statement with the Securities and Exchange Commission (“SEC”) relating to such special meeting.

The Merger Agreement contains customary no-solicitation covenants restricting Parent and the Company from soliciting, encouraging, or discussing alternative acquisition proposals from third parties.

Consummation of the Merger is subject to the satisfaction or, if permitted by applicable law, waiver, by Parent, the Company, or both of various conditions, including, without limitation, (i) approval of the Merger Agreement and the Merger by both the Company’s and Parent’s respective shareholders; (ii) a definitive agreement shall have been executed that provides that Parent shall receive an aggregate of at least $10,000,000 of gross proceeds within five (5) days of the closing of the Merger; (iii) the accuracy of the parties’ respective representations and warranties and the performance of their respective obligations under the Merger Agreement; (iv) the absence of the occurrence of a material adverse effect with respect to the Company between the date of the Merger Agreement and closing; (v) the Parent’s shareholders shall have approved the Charter Amendment ; (vi) the absence of any law, order, or legal injunction which prohibits the consummation of the Merger or any of the transactions contemplated by the Merger Agreement; and (vii) certain other customary conditions.

The Merger Agreement contains certain termination rights in favor of the parties, as set forth therein, including, among other things, the right of either party, subject to specified limitations, to terminate the Merger Agreement if the Merger is not consummated by June 30, 2018. Upon the termination of the Merger Agreement under specified circumstances, including the termination of the Merger Agreement by Parent to enter into an acquisition proposal in accordance with the terms of the Merger Agreement made by a third party, Parent may be required to pay the Company a termination fee of up to $300,000.

The Merger Agreement, the Merger, and the transactions contemplated thereby were unanimously approved by the board of directors of the Parent, and unanimously approved by the board of directors of the Company. Both the board of directors of the Company and Parent have recommended that their respective shareholders approve the Merger Agreement and the Merger.

The Merger is expected to close as soon as practicable after the satisfaction or waiver of all the conditions to the closing in the Merger Agreement, which is currently expected to be in the second quarter of calendar year 2018.

The Merger Agreement has been included to provide investors with information regarding its terms. The representations, warranties, and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement, and may not have been intended to be statements of fact, but rather as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement. In addition, such representations, warranties, and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by the Parent’s shareholders. None of the Parent’s shareholders or any other third party should rely on the representations, warranties, and covenants, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company, Parent, Merger Sub, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Parent’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Parent that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, and other documents that Parent files or has filed with the SEC.

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 The foregoing descriptions of the Merger Agreement and the Merger are summaries, do not purport to be complete, and are qualified in their entirety by reference to the full text of the Merger Agreement, and the exhibits attached thereto, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Support Agreements

Concurrently with the entry into the Merger Agreement on March 26, 2018, Terry Howlett (Chief Executive Officer of Parent) and Doreen McMorran (Vice President, Business Development & Marketing of Parent) along with Michael Meyers (Chief Executive Officer of the Company) and Denise Carter (Chief Operating Officer of the Company) have executed lock-up agreements (the “Lock-Up Agreements”) relating to sales and certain other dispositions of shares of Parent Common Stock or certain other securities for a period of 180 days after the Closing of the Merger.

In addition, Parent’s wholly owned subsidiary, Skinvisible Pharmaceuticals, Inc. executed agreements with Mr. Howlett, Ms. McMorran and Dr. James A. Roszell (the “Share Transfer Agreements”). The Share Transfer Agreements provide that in exchange for the immediate cancellation of $500,000 of the Parent Related Indebtedness, simultaneously with entry into the Merger Agreement, Skinvisible Pharmaceuticals, Inc. will transfer 100% of the shares in Ovation Science Inc. (“Ovation”) to these related parties. Parent will execute an agreement with Mr. Howlett, Ms. McMorran and Dr. Roszell (the “Parent Related Party Agreement”) which will provide that within 180 days after the Closing Date the remaining Parent Related Party Indebtedness shall be converted, at the sole election of Parent, into cash or shares of Parent Common Stock which are not subject to any contractual restrictions or vesting requirements.

Finally, Mr. Howlett and Ms. McMorran have entered into a Voting and Support Agreement (the “Voting Agreement”), pursuant to which such shareholders have agreed, among other things, to vote all of their Parent Common Shares in favor of the approval of the Merger Agreement at the special meeting of the Parent’s shareholders called to approve the Merger Agreement. The Voting Agreement will automatically terminate upon the termination of the Merger Agreement in accordance with its terms, including upon a termination of the Merger Agreement by the Company pursuant to the Company’s termination rights in the Merger Agreement, or upon any material modification or amendment to the Merger Agreement that materially reduces the Merger Consideration payable to the Company’s shareholders (other than in connection with a Company material adverse effect).

The foregoing descriptions of the Lock-Up Agreements, the Share Transfer Agreements and the Voting Agreement are summaries, do not purport to be complete, and are qualified in their entireties by reference to the full text of the Lock-Up Agreements, the Share Transfer Agreements and the Voting Agreement, copies of which are attached as Exhibits 10.1 to 10.11, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

Certain statements in this report, including those regarding the proposed transaction between the Company, Parent, and Merger Sub, the expected timetable for completing the proposed transaction, and the potential benefits created by the proposed transaction, are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company, Parent, or Merger Sub. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: the failure of the proposed transaction to close in a timely manner or at all; the effects of the announcement or pendency of the proposed transaction on the Company and its business; the nature, cost, and outcome of any litigation related to the proposed transaction; general economic conditions; the availability and timely receipt of products; the ability to timely fulfill and ship products to customers; product demand and market acceptance risks; the effect of competitive products and pricing; loss of key employees; cybersecurity risks, including breach of customer data; the potential impact of legal or regulatory changes, including the impact of the U.S. Tax Cuts and Jobs Act of 2017; interest rate levels; the impact of inflation; a major failure of technology and information systems; and the other risks detailed in the Company’s SEC filings. Readers are urged to consider these factors carefully in evaluating the forward-looking statements. Investors and shareholders are also urged to read the risk factors set forth in the proxy statement carefully when they are available.

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If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Company, Parent, and Merger Sub set forth in this report may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Company assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Additional Information for Shareholders

This report relates to the proposed Merger transaction between the Company, Parent, and Merger Sub. The proposed Merger will be submitted to the Company’s and Parent’s shareholders for their consideration and approval. In connection with the proposed Merger, the Parent will file relevant materials with the SEC, including a proxy statement of the Parent. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Parent. This report is not a substitute for the proxy statement, circular, or other document(s) that the Company and/or Parent may file with the SEC in connection with the proposed transaction. The Parent’s shareholders are urged to read the proxy statement and other documents filed with the SEC regarding the proposed Merger transaction when they become available because they will contain important information about the Company, Parent, and the proposed Merger transaction itself. The Parent’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. The information available through the Parent’s website is not and shall not be deemed part of this document or incorporated by reference into other filings the Company makes with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

The Parent, and its management may be deemed to be participants in the solicitation of proxies from the Parent’s shareholders with respect to the special meeting of shareholders that will be held to consider the matters to be approved by the Parent’s shareholders in connection with the Merger transaction. Information about the Parent’s directors and executive officers and their ownership of the Parent Common Shares will be set forth in the proxy statement for special shareholder meeting, which will be filed with the SEC on Schedule 14A in the near future. Shareholders may obtain additional information regarding the interests of the Parent and its directors and executive officers in the proposed Merger, which may be different than those of the Parent’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Section 9 – Financial Statements and Exhibits

Section 9.01. Financial Statements and Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger
10.1	Lock-Up Agreement - Howlett
10.2	Lock-Up Agreement - McMorran
10.3	Lock-Up Agreement - Meyers
10.4	Lock-Up Agreement – Carter
10.5	Share Transfer Agreement
10.6	Share Transfer Agreement
10.7	Share Transfer Agreement
10.8	Share Transfer Agreement
10.9	Share Transfer Agreement
10.10	Voting Agreement
10.11	Voting Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skinvisible, Inc.

/s/ Terry Howlett

Terry Howlett

Chief Executive Officer Date: March 29, 2018

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